                       AMENDMENT DATED AS OF NOVEMBER 20, 1992,
                                        TO THE
                                VOTING TRUST AGREEMENT
                              DATED AS OF JUNE 30, 1989


          A Voting Trust Agreement ("Agreement") was entered into as of June 30, 1989, between certain holders of the Series A Common Shares, par value $1.00 per share, of Telephone and Data Systems, Inc., an Iowa corporation ("Certificate Holders"), and WALTER C.D. CARLSON, LETITIA G.C. CARLSON, LEROY T. CARLSON, JR., MELANIE J. HEALD AND DONALD C. NEBERGALL, as Trustees.

          Paragraph 8.5 of the Agreement provides that the Agreement may be amended upon the consent in writing of an eight-vote majority of the Trustees and no less than ninety percent (90%) in interest of the Certificate Holders of record. Pursuant to paragraph 8.5 of the Agreement, the Agreement is hereby amended as follows:

          LEROY T. CARLSON shall be permitted to withdraw up to 1,500 Series A Common Shares from the voting trust, by written instrument delivered to the Trustees prior to June 30, 1993, and upon his surrender of the corresponding number of Voting Trust Certificates, without the conversion of such shares into Common Shares and without notice of such withdrawal to the Trustees (other than such written instrument) or to any other Certificate Holder. Furthermore, paragraph 3.2 of the Agreement (relating to the granting of options) shall not apply to any withdrawal pursuant to the preceding sentence.

          IN WITNESS WHEREOF, the following Trustees signify their approval of the foregoing amendment as of the date set opposite the name of each such Trustee.


Dated: NOVEMBER 20,1992    /s/ Walter C.D. Carlson
                          ___________________________________________
                           Walter C.D. Carlson, Trustee (2 votes)



Dated: NOVEMBER 24, 1992   /s/ Letitia G.C. Carlson
                          ___________________________________________
                           Letitia G.C. Carlson, Trustee (2 votes)



Dated:  NOV. 24, 1992      /s/ LeRoy T. Carlson, Jr.
                          ___________________________________________
                           LeRoy T. Carlson, Jr., Trustee (2 votes)



Dated:  11-24-92          /s/ Melanie J. Heald
                          __________________________________________
                          Melanie J. Heald, Trustee (1 vote)



Dated:  11/20/92          /s/ Donald C. Nebergall, trustee
                         ____________________________________________
                          Donald C. Nebergall, Trustee (2 votes)


SIGNATURE PAGE TO THE AMENDMENT DATED AS OF NOVEMBER 20, 1992, TO THE VOTING TRUST AGREEMENT DATED AS OF JUNE 30, 1989.

          IN WITNESS WHEREOF, the following Certificate Holders signify their approval of the foregoing amendment as of the date set opposite the name of each such Certificate Holder.


Dated:  12/3/92           /s/ Arthur Anderson
       __________         ___________________________________________
                          Arthur Anderson,
                              custodian for Jacob Anderson,
                              Certificate Holder

Dated:  12/3/92           /s/ Arthur Andeerson
       __________        ____________________________________________
                         Arthur Anderson,
                              custodian for Samuel Keith,
                              Certificate Holder

Dated:  __________       ____________________________________________
                         Eric Anderson, Certificate Holder

                         /s/ Kendrick Anderson, custodian for
Dated:  11/29/92          Eve Anderson
                         ____________________________________________
                         Kendrick Anderson,
                              custodian for Eve Anderson,
                              Certificate Holder

                         /s/ Kendrick Anderson, custodian for
Dated:  11/29/92          Jill Anderson
                         ____________________________________________
                         Kendrick Anderson,
                              custodian for Jill Anderson,
                              Certificate Holder

Dated:                    /s/ K.C. August
       ___________       ____________________________________________
                         K.C. August, Certificate Holder


Dated:                    /s/ LeRoy T. Carlson
      ____________       ____________________________________________
                         LeRoy T. Carlson, Certificate Holder


Dated:                    /s/ Margaret D. Carlson
      ____________       ____________________________________________
                         Margaret D. Carlson, Certificate Holder


Dated:Nov. 24, 1992       /s/ LeRoy T. Carlson, Jr.
                         ____________________________________________
                         LeRoy T. Carlson, Jr., Certificate
                              Holder

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF NOVEMBER 20, 1992, TO THE VOTING TRUST AGREEMENT DATED AS OF JUNE 30, 1989.

                         /s/ LeRoy T. Carlson, Jr., custodian
Dated: NOV. 24, 1992       for Anthony Carlson
       _______________   ____________________________________________
                         LeRoy T. Carlson, Jr.,
                              custodian for Anthony J.M. Carlson,
                              Certificate Holder

                         /s/ Catherine Mouly, custodian for
Dated:  11/25/92         Anthony J.M. Carlson, Certificate Holder
        _________        ____________________________________________
                         Catherine Mouly,
                              custodian for Anthony J.M. Carlson,
                              Certificate Holder

Dated:  11/23/92           /s/ Byron Wertz, Trustee
        _________        ____________________________________________
                         Byron Wertz, trustee for Anthony J.M.
                              Carlson, Certificate Holder

                         /s/ LeRoy T. Carlson, Jr., custodian for
Dated: NOV. 24, 1992       Leo Carlson
       ______________    ____________________________________________
                         LeRoy T. Carlson, Jr.,
                              custodian for Leo P.M. Carlson,
                              Certificate Holder

Dated: 11/23/92            /s/ Byron Wertz, Trustee
       ___________       ____________________________________________
                         Byron Wertz, trustee for Leo P.M.
                              Carlson, Certificate Holder

Dated: 11/25/92           /s/ Catherine Mouly
       __________        ____________________________________________
                         Catherine Mouly, Certificate Holder

Dated: 11/24/92           /s/ Letitia G. C. Carlson
       _________         ____________________________________________
                         Letitia G. C. Carlson, Certificate
                              Holder

Dated: 11/28/92           /s/ Edwin Himwich
       __________        ____________________________________________
                         Edwin Himwich, Certificate Holder

Dated:                    /s/ Prudence E. Carlson
       ___________       ____________________________________________
                         Prudence E. Carlson, Certificate Holder

Dated:                    /s/ Richard Beckett
       ___________       ___________________________________________
                         Richard Beckett, Certificate Holder

Dated:  11/23/92          /s/ Walter C.D. Carlson
       __________        ____________________________________________
                         Walter C.D. Carlson, Certificate Holder

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF NOVEMBER 20, 1992, TO THE VOTING TRUST AGREEMENT DATED AS OF JUNE 30, 1989.

Dated: 11/23/92           /s/ Walter C.D. Carlson, Custodian
       _________         ____________________________________________
                         Walter C.D. Carlson,
                              custodian for Amanda Liv de Hoyos
                              Carlson, Certificate Holder

Dated: 11/23/92            /s/ Byron Wertz, Trustee
       __________        ____________________________________________
                         Byron Wertz, trustee for Amanda L.
                              de Hoyos, Certificate Holder

Dated: 11/23/92           /s/ Walter C.D. Carlson, Custodian
       __________        ____________________________________________
                         Walter C.D. Carlson, custodian for Greta
                              M. de Hoyos Carlson, Certificate
                              Holder

Dated: 11/23/92            /s/ Byron Wertz, Trustee
       __________        ____________________________________________
                         Byron Wertz, trustee for Greta M. de
                              Hoyos Carlson, Certificate Holder

Dated: 11/23/92           /s/ Walter C.D. Carlson, Custodian
       __________        ____________________________________________
                         Walter C.D. Carlson, custodian for
                              Linnea Faith de Hoyos Carlson,
                              Certificate Holder

Dated:___________        ____________________________________________
                         Debora M. de Hoyos, Certificate Holder


Dated: ___________       ____________________________________________
                         Yvonne M. Carlson, Certificate Holder


Dated: 11-24-92           /s/ Melanie J. Heald
       __________        ____________________________________________
                         Melanie J. Heald, Certificate Holder


Dated:  12/16/92          /s/ Dorothea Hopkins
       __________        ____________________________________________
                         Dorothea Hopkins, Certificate Holder


Dated:  12/1/92           /s/ Lester O. Johnson
       __________        ____________________________________________
                         Lester O. Johnson Trust, Certificate
                              Holder

Dated:  12/1/92           /s/ Frances M. Johnson
       __________        ____________________________________________
                         Frances Johnson Trust, Certificate
                              Holder

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF NOVEMBER 20, 1992, TO THE VOTING TRUST AGREEMENT DATED AS OF JUNE 30, 1989.

Dated:                    /s/ Graham Johnson & Sharon Johnson
       __________        ____________________________________________
                         Graham Johnson & Sharon Johnson,
                              Certificate Holder


Dated: 12/1/92            /s/ Kent Johnson
       __________        ____________________________________________
                         Kent Johnson, Certificate Holder


Dated:                    /s/ Laurel Ann Johnson
       __________        ____________________________________________
                         Laurel Ann Johnson, Certificate Holder


Dated:
       __________        ____________________________________________
                         Dana Dougherty, Certificate Holder

Dated:
       __________        ____________________________________________
                         Dagmar Maldonado, custodian for Dana
                              Dougherty, Certificate Holder


Dated:                    /s/ Ross Carlson
       __________        ____________________________________________
                         Ross Carlson, custodian for Dana
                              Dougherty, Certificate Holder

Dated:
       __________        ____________________________________________
                         Dagmar Maldonado, custodian for Adam
                              Maldonado, Certificate Holder


Dated:                     /s/ Ross Carlson
       __________        ____________________________________________
                         Ross Carlson, custodian for Adam
                              Maldonado, Certificate Holder

Dated:
       __________        ____________________________________________
                         Dagmar Maldonado, custodian for Nicole
                              Maldonado, Certificate Holder


Dated:                    /s/ Ross Carlson
       __________        ____________________________________________
                         Ross Carlson, custodian for Nicole
                              Maldonado, Certificate Holder


Dated: 11/20/92           /s/ Donald C. Nebergall
       __________        ____________________________________________
                         Donald C. Nebergall, Certificate Holder

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF NOVEMBER 20, 1992, TO THE VOTING TRUST AGREEMENT DATED AS OF JUNE 30, 1989.

Dated: 11/20/92           /s/ Donald C. Nebergall
       __________        ____________________________________________
                         Donald C. Nebergall, Trustee U/A
                              dated 1/1/56 for
                              Walter C.D. Carlson,
                              Certificate Holder

Dated: 11/20/92           /s/ Donald C. Nebergall
       __________        ____________________________________________
                         Donald C. Nebergall, Trustee U/A
                              dated 10/24/60 for
                              Letitia G.C. Carlson,
                              Certificate Holder

Dated: 11/20/92           /s/ Donald C. Nebergall
       __________        ____________________________________________
                         Donald C. Nebergall, Trustee U/A
                              12/28/72, Certificate Holder


Dated: 11/20/92           /s/ Donald C. Nebergall
       __________        ____________________________________________
                         Donald C. Nebergall, Trustee U/A
                              date 12/31/76, Certificate
                              Holder


Dated: 11/20/92           /s/ Donald C. Nebergall
       __________        ____________________________________________
                         Donald C. Nebergall, Trustee Lead
                              Annuity Trust for Wellesley
                              College, Certificate Holder


Dated:
       __________        ____________________________________________
                         Byron Wertz, custodian for Allison M.
                              Wertz, Certificate Holder


Dated:
       __________        ____________________________________________
                         Byron Wertz, custodian for Joseph E.
                              Wertz, Certificate Holder

Dated:                    /s/ Florence Wertz  John E. Wertz
       __________        ____________________________________________
                         Florence Wertz & John E. Wertz '81
                              Trust, Certificate Holder


Dated: 11/27/92           /s/ John Alan Wertz
       __________        ____________________________________________
                         John Alan Wertz, Certificate Holder

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF NOVEMBER 20, 1992, TO THE VOTING TRUST AGREEMENT DATED AS OF JUNE 30, 1989

Dated: 11-23-92           /s/ Kristin Wertz
       __________        ____________________________________________
                         Kristin Wertz, Certificate Holder


                         /s/ Paul G. Wertz cust for Elizabeth
Dated: / /92               D. Wertz
       __________        ____________________________________________
                         Paul G. Wertz, custodian for Elizabeth
                              D. Wertz, Certificate Holder


                         /s/ Paul G. Wertz cust for Jessica
Dated: / /92               A. Wertz
       __________        ____________________________________________
                         Paul G. Wertz, custodian for Jessica A.
                              Wertz, Certificate Holder

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF NOVEMBER 20, 1992, TO THE VOTING TRUST AGREEMENT DATED AS OF JUNE 30, 1989.